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                                                                   Exhibit 10.37

                          PLEDGE AND SECURITY AGREEMENT

        This Pledge and Security Agreement (the "Agreement") is made and entered into effective as of April 2, 2001, by and between Michael L. Robertson ("Borrower"), on the one hand, and MP3.com, Inc., a Delaware corporation ("Lender" or the "Company"), on the other, pursuant to that certain Secured Promissory Note of even date herewith executed by Borrower in favor of Lender (the "Note"). This Agreement, the Note, the Escrow Agreement (as defined below) and all other documents and instruments executed in connection herewith or therewith, are collectively referred to as the "Loan Documents."

        IN CONSIDERATION of Lender's agreement to make the loan pursuant to the Note, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower agrees as follows:

        1. Pledge of Stock and Creation of Security Interest. To secure the timely payment and performance of the Secured Obligations (as defined below), Borrower hereby collaterally assigns and pledges to Lender, and grants to Lender a security interest in, all the right, title and interest of Borrower, now owned or hereafter acquired, in, to and under the collateral described in Section 2 herein below, and the proceeds thereof (the "Collateral"). The Collateral shall be held in escrow pursuant to the terms of an Escrow Agreement between Borrower, Lender and the Escrow Agent named therein (the "Escrow Agent") of even date herewith (the "Escrow Agreement") until such time as all amounts due under the Loan Documents have been paid in full.

        2. Collateral. The Collateral shall consist of all unencumbered shares of Common Stock of the Company held by Borrower, which amount shall be no fewer than 19.7 million shares of Common Stock of the Company. If, following the date hereof, there occurs any stock dividend, stock split, recapitalization or other change affecting the Common Stock of the Company as a class effected without receipt of consideration, any new, substituted or additional securities or other property that is by reason of such transaction distributed with respect to Common Stock of the Company that comprises the Collateral shall be immediately delivered by Borrower to Lender to be held as Collateral. If, following the date hereof, there occurs any dividend, distribution, merger, consolidation, share exchange or reorganization affecting the Common Stock of the Company, then any new, substituted or additional securities or other property (including money paid as a regular cash dividend) that is by reason of such transaction distributed with respect to the Collateral shall be immediately delivered by Borrower to Lender to be held as Collateral. In the event any cash is deposited as part of the Collateral pursuant hereto, the parties will make appropriate amendments to this Agreement to include investment provisions and controls for such cash.

        Notwithstanding the foregoing, and notwithstanding any partial payments of principal or interest by Borrower, at no time prior to the repayment in full of all amounts due under the Loan Documents shall any Collateral, or any part thereof, be released or returned to Borrower.

        The Borrower shall deliver the Collateral to Lender by delivering the Collateral, together with stock powers executed in blank, to the Escrow Agent at MP3.com, Inc. 4790 Eastgate Mall, San Diego, CA 92121-1970 Attn. Secretary, or to such other person or address as shall be designated by the Chief Financial Officer of the Company in writing.
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        3. Secured Obligations of Borrower. The Collateral secures and shall hereafter secure (i) the payment by Borrower to Lender of all indebtedness now or hereafter owed pursuant to the Loan Documents to Lender by Borrower, including, without limitation, the loan made to Borrower pursuant to the Note, together with any interest thereon and extensions, modifications and renewals thereof, (ii) the payment by Borrower, or reimbursement to Lender, of all fees, costs or expenses to be paid, incurred or borne by Borrower pursuant to any of the Loan Documents, and (iii) the performance by Borrower of all other obligations and the discharge of all other liabilities to Lender of every kind and character, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising under this Agreement or any of the other Loan Documents (the foregoing are collectively referred to as the "Secured Obligations"). All payments and performance shall be in accordance with the terms of the Loan Documents. Borrower shall reimburse Lender on demand for any and all amounts expended by Lender in accordance with, or in the enforcement (judicially or otherwise) or exercise of its rights under, the terms of this Agreement, including attorneys' fees, which amounts are included in the Secured Obligations secured hereunder.

        4. Borrower's Representations and Warranties. Borrower represents and warrants that:

            (a) Borrower is (or to the extent that this Agreement states that the Collateral is to be acquired after the date hereof, will be) the sole owner of the Collateral; upon delivery of the Collateral to Lender the security interest hereunder in the Collateral will be a first, prior and perfected security interest; there are no security interests, liens or encumbrances, or adverse claims of title to, community property interests in, or any other interest whatsoever in, the Collateral or any portion thereof except that created by this Agreement; and no financing statement, mortgage or deed of trust covering the Collateral or any portion thereof exists or is on file in any public office; and

            (b) Borrower has the full power and authority to pledge, transfer and assign the Collateral to Lender, and such pledge, transfer and assignment to Lender will not violate any federal or state law, rule or regulation, including without limitation federal or state securities laws; and

            (c) No part of the Collateral is subject to a risk of forfeiture or vesting provisions applicable to Borrower pursuant to the terms of the instrument pursuant to which Borrower acquired the Collateral; and

            (d) Neither the execution and delivery of this Agreement by Borrower nor the consummation of the transactions herein contemplated nor the fulfillment of the terms hereof will result in a breach of any of the terms or provisions of, or constitute a default under, or constitute an event which with notice or lapse of time or both will result in a breach of or constitute a default under, any material agreement, indenture, mortgage, deed of trust, equipment lease or other instrument to which Borrower is a party, or conflict with any law, order, rule or regulation applicable to Borrower of any court or any federal or state government, regulatory body or administrative agency, or any other governmental body having jurisdiction over Borrower or Borrower's properties.

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        5. Covenants of Borrower. Borrower covenants that:

            (a) Borrower will defend the Collateral against all claims and demands of all third parties at any time claiming the same or any interest therein;

            (b) Borrower will, promptly upon request by Lender, procure or execute and deliver any document, give any notices, execute and file any financing statements, mortgages or other documents, all in form and substance satisfactory to Lender, mark any chattel paper, deliver any chattel paper or instruments to Lender and take any other actions which are necessary or, in the judgment of Lender, desirable to perfect or continue the perfection and first priority of Lender's security interest in the Collateral, to protect the Collateral against the rights, claims, or interests of third persons or to effect the purposes of this Agreement, and will pay all costs incurred in connection therewith;

            (c) Borrower will not, without the prior written consent of Lender, in any way hypothecate or create or permit to exist any lien, security interest or encumbrance on or other interest in the Collateral except that created by this Agreement, nor will Borrower sell, transfer, assign, exchange or otherwise dispose of the Collateral or any option with respect thereto. If the Collateral, or any part thereof, is sold, transferred, assigned, exchanged, or otherwise disposed of in violation of these provisions, the security interest of Lender shall continue in such Collateral or part thereof notwithstanding such sale, transfer, assignment, exchange or other disposition, and Borrower will hold the proceeds thereof in a separate account for Lender's benefit. Borrower will, at Lender's request, transfer such proceeds to Lender in kind;

            (d) Borrower will pay and discharge all taxes, assessments and governmental charges or levies against the Collateral prior to delinquency thereof and will keep the Collateral free of all unpaid charges whatsoever; and

            (e) Lender shall have the right to make any payments and do any other acts Lender may deem necessary to protect its security interest in the Collateral, including, without limitation, the rights to pay, purchase, contest or compromise any encumbrance, charge or lien which in the judgment of Lender appears to be prior to or superior to the security interest granted hereunder, and appear in and defend any action or proceeding purporting to affect its security interest in and/or the value of the Collateral, and in exercising any such powers or authority, the right to pay all expenses incurred in connection therewith, including attorneys' fees. Borrower hereby agrees to reimburse Lender for all payments made and expenses incurred, which amounts shall be secured under this Agreement, and agrees it shall be bound by any payment made or act taken by Lender hereunder. Lender shall have no obligation to make any of the foregoing payments or perform any of the foregoing acts.

        6. Defaults and Remedies. Upon the occurrence and during the continuation of an Event of Default (as described and defined in the Note), Lender may, at its option, without notice to or demand upon Borrower, do any one or more of the following:

               (a) Declare all advances made by Lender to Borrower under the Note and all other Secured Obligations to be immediately due and payable, whereupon all unpaid principal and interest on all advances and other Secured Obligations shall become and be immediately due and payable;

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               (b) Exercise any or all of the rights and remedies provided for by the applicable Uniform Commercial Code, specifically including, without limitation, the right to recover the attorneys' fees and other expenses incurred by Lender in the enforcement of this Agreement or in connection with Borrower's redemption of the Collateral;

               (c) Sell all or any portion of the Collateral in any commercially reasonable manner in any one or more public or private sales, at the sole discretion of Lender, or proceed by an action or actions at law or in equity to recover the Secured Obligations. Borrower agrees that any sale of all or any portion of the Collateral in the public market, in compliance with applicable federal and state securities laws and regulations, shall be conclusively presumed to be commercially reasonable. Lender shall also have the right and option to purchase all or any portion of the Collateral from Borrower at a price equal to the "Fair Market Value" of such Collateral. The "Fair Market Value" per share of Common Stock of the Company shall be equal to the average of the closing price per share of Common Stock of the Company as reported by The Nasdaq Stock Market's National Market System or such other securities exchange, market or quotation system on which Common Stock of the Company is then listed for trading or quoted on each of the ten (10) trading days prior to the date of purchase. Any consideration owed to Borrower for any such purchase shall be first offset against the Secured Obligations, with any excess consideration to be paid in cash to Borrower; and

               (d) Enforce one or more remedies hereunder, successively or concurrently, and such action shall not operate to estop or prevent Lender from pursuing any other or further remedy which it may have, and any repossession or retaking or sale of the Collateral pursuant to the terms hereof shall not operate to release Borrower until full and final payment of any deficiency has been made in cash. Borrower shall reimburse Lender upon demand for, or Lender may apply any proceeds of Collateral to, the costs and expenses (including attorneys' fees, transfer taxes and any other charges) incurred by Lender in connection with any sale, disposition or retention of any Collateral hereunder.

        7. Miscellaneous Provisions.

            (a) Notices. Any and all notices required by this Agreement shall be delivered or sent in the manner and to the addresses set forth in the Note.

            (b) Headings. The various headings in this Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or any provision hereof.

            (c) Governing Law. This Agreement shall be construed in accordance with and all disputes hereunder shall be governed by the internal laws of the State of California without regard to principles of conflicts of laws.

            (d) No Waiver; Amendments. No delay in enforcing or failure to enforce any right under this Agreement by Lender shall constitute a waiver by Lender of such right. No waiver by Lender of any default hereunder shall be effective unless in writing, nor shall any waiver operate as a waiver of any other default or of the same default on a future occasion. This

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Agreement or any provision hereof may be changed, waived or terminated only by a statement in writing signed by the party against which such change, waiver or termination is sought to be enforced.

            (e) Time of the Essence. Time is of the essence of each provision of this Agreement of which time is an element.

            (f) Binding Agreement. All rights of Lender hereunder shall inure to the benefit of its successors and assigns. Borrower shall not assign any of its interest under this Agreement without the prior written consent of Lender. Any purported assignment inconsistent with this provision shall, at the option of Lender, be null and void.

            (g) Entire Agreement. This Agreement, together with the Note and any other agreement executed in connection herewith, is intended by the parties as a final expression of their agreement and is intended as a complete and exclusive statement of the terms and conditions thereof.

            (h) Attorneys' Fees. In any action or proceeding brought to enforce any provision of this Agreement, or to seek damages for a breach of any provision hereof, the successful party shall be entitled to recover reasonable attorneys' fees in addition to any other available remedy.

            (i) Severability. If any provision of this Agreement should be found to be invalid or unenforceable, all of the other provisions shall nonetheless remain in full force and effect to the maximum extent permitted by law.

            (j) Survival of Provisions. All representations, warranties and covenants of Borrower contained herein shall survive the execution and delivery of this Agreement, and shall terminate only upon the full and final payment and performance by Borrower of the Secured Obligations.

            (k) Setoff. Lender shall have the right, at any time, to set off any indebtedness or obligation of Borrower under the Loan Documents against any indebtedness or obligation of Lender, without notice to or demand upon Borrower and whether or not any such indebtedness or obligations are liquidated or mature at the time of such offset. Lender's right of offset hereunder shall be in addition to and not in limitation of any other rights or remedies which may exist in favor of Lender.

            (l) Power of Attorney. Borrower hereby appoints and constitutes Lender as Borrower's attorney-in-fact, effective upon the occurrence of and during the continuation of an Event of Default (as defined in the Note), for purposes of (i) collecting accounts or proceeds of any Collateral, (ii) conveying any item of Collateral to any purchaser thereof, and (iii) making any payments or taking any acts under Section 5(e) hereof. Lender's authority hereunder shall include, without limitation, the authority to endorse and negotiate, for Lender's own account, any checks or instruments in the name of Borrower, to execute any receipt for any certificate of ownership or any document, to transfer title to any item of Collateral, and to take any other actions necessary or incident to the powers granted to Lender in this Agreement. This power of attorney is coupled with an interest and is irrevocable by Borrower until full and final payment of all of the Secured Obligations.

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            (m) Authority of Lender. Lender shall have and be entitled to exercise all powers hereunder which are specifically delegated to Lender by the terms hereof, together with such powers as are reasonably incident thereto. Lender may perform any of its duties hereunder or in connection with the Collateral by or through agents or employees and shall be entitled to retain counsel and to act in reliance upon the advice of counsel concerning all such matters. Neither Lender nor any director, officer, employee, attorney or agent of Lender shall be liable to Borrower for any action taken or omitted to be taken by it or them hereunder, except for its or their own willful misconduct; nor shall Lender be responsible for the validity, effectiveness or sufficiency hereof or of any document or security furnished pursuant hereto. Lender and they shall be entitled to rely on any communication, instrument or document believed by it or them to be genuine and correct and to have been signed or sent by the proper person or persons. Borrower agrees to indemnify and hold harmless Lender and/or any such other person from and against any and all costs, expenses (including attorneys' fees), claims or liability incurred by Lender or such person hereunder, unless such claim or liability shall be due to willful misconduct on the part of Lender or such person.

            (n) Statute of Limitations. Borrower hereby waives the right to plead any statute of limitations as a defense to any obligation hereunder or any of the Secured Obligations to the full extent permitted by law.

            (o) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall together constitute one and the same agreement.

            (p) Termination of the Agreement. This Agreement shall terminate upon full and final payment and performance of all of the Secured Obligations. At such time, Lender shall reassign and redeliver to Borrower all of the Collateral hereunder which has not been sold, disposed of, retained or applied by Lender in accordance with the terms hereof. Such reassignment and redelivery shall be without warranty by or recourse to Lender (provided that such Collateral shall not be transferred or encumbered by Lender except as permitted under the Loan Documents) and shall be at the sole expense of Borrower.



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        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first written above.


                                            "Borrower"

                                            Michael L. Robertson


                                               /s/ Michael L. Robertson
                                            ------------------------------------


                                            "Lender"

                                            MP3.com, Inc.

                                            By:    /s/ Paul L. H. Ouyang
                                                --------------------------------
                                            Name:  Paul L. H. Ouyang
                                                   -----------------------------
                                            Title: EVP, CFO
                                                   -----------------------------



















                 Signature Page to Pledge and Security Agreement
                               dated April 2, 2001



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